UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                             Current Report


Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934


                           October 30, 2006
                           ----------------
             Date of Report (Date of earliest event reported)


                     American Business Corporation
                     -----------------------------
            (Exact name of Registrant as specified in charter)


Colorado                       33-9640-LA                    90-0249312
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(State or other           (Commission File Number)       (IRS. Employer
jurisdiction of                                          Identification
                                                                Number)

       11921 Brinley Ave., Louisville, KY            40243
       ----------------------------------            -----
    (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (502) 410-6900


Item 8.01.  Other Events

On October 30, 2006 the involuntary Chapter 7 bankruptcy proceeding against us that was commenced on August 23, 2006 was converted to a Chapter 11 proceeding with the consent of the creditors who filed the Chapter 7 proceeding. The case is proceeding in the United States Bankruptcy Court, Western District of Kentucky, Case No. 06-32184.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2006
                                          AMERICAN BUSINESS CORPORATION.
					  By: /s/ Anthony Russo
                                              -------------------------
                                          Name: Anthony Russo
                                          Title:    President

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